Exhibit 10.18.15

801 Houston Street

Fort Worth, Texas 76102

November 3, 2017

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

Attention: Gary B. Humphreys

4413 Carey Street

Fort Worth, Texas 76119

Re:    Seventh Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this “Amendment”) amends the Loan Agreement dated June 15, 2014, among MAALT, L.P., a Texas limited partnership, and GHMR OPERATIONS, L.L.C., a Texas limited liability company (collectively “Borrowers”); DENETZ LOGISTICS, L.L.C., a Texas limited liability company (“General Partner”), GARY B. HUMPHREYS, MARTIN W. ROBERTSON, and the Trust Guarantors (as defined in the Loan Agreement) (collectively “Guarantors”); and PLAINSCAPITAL BANK (“Lender”), as amended by the First Amendment dated February 11, 2015, the Second Amendment dated June 15, 2015, the Third Amendment dated February 9, 2016, the Fourth Amendment dated June 15, 2016, the Fifth Amendment dated September 22, 2016, and Sixth Amendment dated June 15, 2017 (collectively the “Loan Agreement”). Capitalized terms below have the meanings assigned in the Loan Agreement.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

November 3, 2017

MAALT and General Partner have advised Lender that (i) MAALT and General Partner wish to modify their limited partnership agreement and limited liability company agreement, respectively, to reflect VPROP OPERATING, LLC, a newly formed Delaware limited liability company (“Term Loan Borrower”), whose sole member will be Vista Proppants and Logistices, LLC, as the sole member of General Partner and a limited partner owning ninety-nine percent (99%) of the partnership interests of MAALT, (ii) MAALT and General Partner wish to guaranty the indebtedness of Term Loan Borrower under the Amended and Restated Senior Secured Credit Agreement executed by Ares Capital Corporation, in its capacity as administrative agent (the “Term Agent”), the Lenders (as defined therein), Term Loan Borrower, as the borrower thereunder, and other parties thereto, dated as of November 9, 2017 (as may be amended, from time to time, the “Term Credit Agreement”), and (iii) Term Loan Borrower will pledge its interests in MAALT and General Partner to Term Agent as collateral security under the Term Credit Agreement. To permit such modifications and debt incurrence the Loan Agreement is hereby amended as follows:

1.    Reorganization of MAALT and General Partner. (a) MAALT and General Partner have reorganized their ownership and management as shown on Schedule 1 attached to this Amendment (the “Reorganization”); and MAALT has requested that Lender consent to such changes in ownership and management and waive any Event of Default related thereto. Subject to the conditions precedent below, Lender hereby consents to the ownership and management as reflected on Schedule 1 attached to this Amendment, and Lender waives any Event of Default related to the Loan Documents related to such changes in ownership and management of MAALT and General Partner, including, but not limited to, Subparagraph (iii) of Subsection (1) of Section 6(a) of the Loan Agreement. This is a limited waiver and consent only, and Lender reserves the right to require strict compliance with all covenants under the Loan Agreement, including Subparagraph (iii) of Subsection (1) of Subsection (a) of Section 6 of the Loan Agreement, following the date of this Amendment. This waiver and consent does not modify, supplement, or alter any of the terms of the Loan Agreement or any other Loan Document. Further, this waiver and consent shall not be construed as a commitment by Lender to waive or consent with respect to any future changes following the date of this Amendment in ownership or management or the breach of any other term or condition of the Loan Agreement or any of the Loan Documents.

(b)    Subparagraph (7) of Subsection (a) of Section 5 of the Loan Agreement is hereby amended to read as follows:

“(7)     Borrowers certify that Schedule 1 attached to this. Amendment, dated as of November 3, 2017, sets forth a true and correct organizational chart and list of the ownership of Borrowers and all Subsidiaries owned by Borrowers indicating the ownership in each. As used in this Loan Agreement, “Subsidiaries” shall mean entities for which Borrowers own, directly or indirectly, interests having more than fifty-one percent (51%) of the outstanding ownership or fifty-one percent (51%) of the ordinary voting power for the election of directors or managers of such entity.”

2.    Modification of Organizational Documents. MAALT has amended its limited partnership agreement and General Partner has amended its company agreement (collectively referred to herein as the “Organizational Documents Modifications”); each of MAALT and General Partner has requested that Lender consent to the Organizational Documents Modifications and waive any Event of Default related thereto. Lender hereby consents to the Organizational Documents Modifications, and Lender waives any Event of Default under the Loan Documents related to such Organizational Documents Modifications, including, but not limited to, Subparagraph (ix) of Subsection (1) of Subsection (a) of Section 6 of the Loan Agreement. This is a limited waiver and consent only, and Lender reserves the right to require strict compliance with all covenants under the Loan Agreement following the date of this Amendment. This waiver and consent does not modify, supplement, or alter any of the terms of the Loan Agreement or any other Loan Document. Further, this waiver and consent shall not be construed as a commitment by Lender to waive or consent with respect to any future changes following the date of this Amendment of either of MAALT’s limited partnership agreement or General Partner’s company agreement or the breach of any other term or condition of the Loan Agreement or any of the Loan Documents following the date of this Amendment.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

November 3, 2017

3.    Permitted Debt and Permitted Liens. (a) Subparagraph (8) of Subsection (a) of Section 6 of the Loan Agreement is hereby amended to read as follows:

“(8)     Not directly or indirectly create, incur, assume, or permit to exist any indebtedness (including guaranties), secured or unsecured, absolute or contingent, without the prior written consent of Lender, except for the following (the “Permitted Indebtedness”): (i) the indebtedness to Lender, (ii) any trade payables, taxes, and current liabilities incurred in the ordinary course of business, (iii) MAALT’s and General Partner’s guaranty of the term debt owed under the Term Loan Agreement, (iv) the existing indebtedness disclosed in Schedule 2 to this Amendment, and (v) additional indebtedness not to exceed $750,000 in the aggregate.”

(b)    Clause (ii) of Subparagraph (9) of Subsection (a) of Section 6 of the Loan Agreement is hereby amended to read as follows:

“(ii) those existing and disclosed to Lender in Schedule 2 attached to this Amendment; . . . .”

4.    Pledge of Ownership Interests. Subparagraph (1) of Subsection (b) of Section 6 of the Loan Agreement is hereby amended to read as follows:

“(1)     not sell, transfer, pledge, encumber, or otherwise dispose of all or any interest in GHMR Operations, L.L.C. and shall exercise commercially reasonable efforts to ensure that VPROP Operating, LLC, a Delaware limited liability company (“Term Loan Borrower”) does not sell, transfer, pledge, encumber, or otherwise dispose of all or any interest in MAALT or General Partner, other than any such pledge in favor of Ares Capital Corporation, in its capacity as administrative agent (“Term Agent”), to secure the obligations under the Amended and Restated Senior Secured Credit Agreement executed by Term Agent, the Lenders (as defined therein), Term Loan Borrower, and other parties thereto, dated as of November 9, 2017 (as may be amended, restated, supplemented, renewed or otherwise modified from time to time in accordance with that certain Amended and Restated Intercreditor Agreement dated as of November 9, 2017, by and among Lender, Term Agent, and Term Loan Borrower, together with any other agreements pursuant to which any of the Indebtedness (as defined therein), commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced, the “Term Credit Agreement”).”

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

November 3, 2017

5.    Financial Covenants. (a) Subsection (a) of Section 7 of the Loan Agreement is hereby amended to add a new Subsection (iii) that reads as follows:

“(iii)     “Contingent Guaranty Liabilities” is defined as liabilities under guaranties of the obligations of Term Loan Borrower, entered into by MAALT in connection with the Term Credit Agreement, which are contingent and not yet reflected as liabilities on the balance sheet of MAALT.”

(b)    Subparagraph (i) of Subsection (b) of Section 7 of the Loan Agreement is hereby amended to read as follows:

“(i)    “Quarterly Debt Service Coverage Ratio” is defined as the ratio of (1) EBIDA for the most-recent fiscal quarter, less the amount of all Permitted Distributions made by MAALT during such period, divided by (2) the sum of the current maturities of long term debt (excluding Contingent Guaranty Liabilities) from the previous fiscal quarter ended, divided by four, plus interest expense for the most recent fiscal quarter.”

(c)    Subparagraphs (i) and (ii) of Subsection (c) of Section 7 of the Loan Agreement are hereby amended to read as follows:

“(i)    “Leverage Ratio” is defined as the ratio of (1) MAALT’s total liabilities (excluding Contingent Guaranty Liabilities), divided by (2) Tangible Net Worth.”

(ii)    “Tangible Net Worth” is defined as MAALT’s total asset, minus MAALT’s intangible assets, including, without limitation, all notes receivable from partners, members, and affiliates, minus MAALT’s total liabilities, excluding Contingent Guaranty Liabilities and any liabilities that have been subordinated in Proper Form.”

(d)    Subparagraph (ii) of Subsection (d) of Section 7 of the Loan Agreement is hereby amended to read as follows:

“(ii)    “Senior Debt” is defined as the sum of the aggregate principal amount outstanding on the Loans, plus the aggregate principal amount outstanding owed by MAALT with respect to all other obligations for borrowed money, excluding Contingent Guaranty Liabilities and any borrowings that have been subordinated in Proper Form, plus all capital lease obligations of MAALT.”

6.    Waivers. Lender hereby waives any breach or default under the Loan Documents (including, but not limited to, Subsection (1) and Subsection (8) of Subsection (a) of Section 6 of the Loan Agreement), related to (i) the change in ownership of Borrowers, (ii) the Organizational Documents Modifications; and (iii) the guaranty by MAALT and General Partner of indebtedness under the Term Credit Agreement. This is a limited waiver and consent only, and Lender reserves the right to require strict compliance with all covenants under the Loan Agreement, including Subsection (8) and Subsection (9) of Subsection (a) of Section 6 of the Loan Agreement, following the date of this Amendment. This waiver and consent does not

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

November 3, 2017

modify, supplement, or alter any of the terms of the Loan Agreement or any other Loan Document. Further, this waiver and consent shall not be construed as a commitment by Lender to waive or consent with respect to any future liens or security interests or the breach of any other term or condition of the Loan Agreement or any of the Loan Documents following the date of this Amendment.

7.    Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to Borrowers’ satisfaction, in Lender’s sole discretion, of the following conditions precedent:

(a)    Borrower shall be in compliance in all material respects with the conditions set forth in Subparagraphs (3), (4), and (5) of Subsection (a) of Section 4 of the Loan Agreement as of the date of this Amendment, and all representations and warranties set forth in Section 5 of the Loan Agreement must be true in all material respects as of the date of this Amendment (after giving effect to the waivers, consents, and amendments set forth herein). After giving effect to the waivers, consents, and amendments set forth in this Amendment, Borrowers shall be in compliance in all material respects with all existing obligations under the Loan Agreement and there shall be no Event of Default under the Loan Agreement at closing.

(b)    the negotiation, execution, and delivery of this Amendment in Proper Form.

(c)    a Material Adverse Change shall not have occurred.

8.    Acknowledgment and Consent. Lender hereby expressly acknowledges and consents to the change in ownership of MAALT and General Partner as a result of the Reorganization and the guaranty by MAALT and General Partner of the indebtedness of Term Loan Borrower under the Term Loan Agreement.

9.    Confirmations. (a) As security for the Notes, Borrowers previously executed the Security Documents. Borrowers ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Notes (including the Term Note, the Revolving Note, the Second Term Note, and the Third Term Note), the Loans (including the Term Loan, the Revolving Loan, the Second Term Loan, and the Third Term Loan), and all other Secured Obligations.

(b)    In connection with the Notes, Guarantors executed the Guaranties. Guarantors ratify and confirm the Guaranties, acknowledge that the Guaranties are valid, subsisting, and binding upon Guarantors, and agree that the Guaranties guarantee payment of the Notes (including the Term Note, the Revolving Note, the Second Term Note, and the Third Term Note), the Loans (including the Term Loan, the Revolving Loan, the Second Term Loan, and the Third Term Loan), and all other Secured Obligations.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

November 3, 2017

(c)    Borrowers hereby represents to Lender that all representations and warranties set forth in Section 5 of the Loan Agreement are true and correct in all material respects as of the date of execution of this Amendment (after giving effect to the waivers, consents, and amendments set forth herein); and that Borrowers are in compliance in all material respects as of the date of execution of this Amendment with all covenants set forth in Section 6 of the Loan Agreement, all financial covenants set forth in Section 7 of the Loan Agreement, and all reporting requirements set forth in Section 8 of the Loan Agreement (after giving effect to the waivers, consents, and amendments set forth herein).

10.    Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrowers and Guarantors acknowledge that the Loan Agreement, the Notes, the Security Documents, the Guaranties, and the other Loan Documents are valid, subsisting, and binding upon Borrowers and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrowers and Guarantors ratify the Loan Agreement, as amended.

11.    Regulation B – Notice of Joint Intent. Federal Regulation B (Equal Credit Opportunity Act) requires Lender to obtain evidence of Borrowers’ intention to apply for joint credit. Borrowers’ and Guarantors’ signatures below shall evidence such intent. Borrowers’ and Guarantors’ intent shall apply to future related extensions of joint credit and joint guaranty.

12.    Counterparts. This Amendment and the related Loan Documents may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrowers and filing counterparts. At Lender’s option, this Amendment and the related Loan Documents may also be executed by Borrowers and Guarantors in remote locations with signature pages faxed or scanned and e-mailed to Lender. Borrowers and Guarantors agree that the faxed and scanned signatures are binding upon Borrowers and Guarantors, and Borrowers and Guarantors further agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrowers or Guarantors fail to promptly deliver all required original signatures.

13.    Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

14.    Final Agreement. (a) In connection with the Loans, Borrowers, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the “Written Loan Agreement”).

(b)    It is the intention of Borrowers, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents. Borrowers, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrowers, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

November 3, 2017

(c)    THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment.

Yours very truly, PLAINSCAPITAL BANK

By	/s/ Keeton Moore
Keeton Moore, Senior Vice President

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

November 3, 2017

Accepted and agreed to

this      day of November, 2017:

BORROWERS:

MAALT, L.P., a Texas limited partnership
By:	Denetz Logistics, L.L.C., its general partner
By:	VPROP Operating, LLC, its sole member
By:	Vista Proppants and Logistics, LLC, its sole member

By:	/s/ Gary Humphreys
Gary Humphreys, Chief Executive Officer & Manager

GHMR OPERATIONS, L.L.C., a Texas limited liability company

By:	/s/ Gary Humphreys
Gary B. Humphreys, Manager

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

November 3, 2017

GUARANTORS: DENETZ LOGISTICS, L.L.C., a Texas limited liability company
By:	VPROP Operating, LLC, its sole member
By:	Vista Proppants and Logistics, LLC, its sole member

By:	/s/ Gary Humphreys
Gary Humphreys, Chief Executive Officer & Manager

/s/ Gary Humphreys
GARY B. HUMPHREYS

/s/ Martin W. Robertson
MARTIN W. ROBERTSON

Exhibits and Schedules

Schedule 1 - Organizational Chart (11/3/2017)

Schedule 2 - Existing Debt and Liens